SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11700 Plaza America Drive, Suite 500, Reston, Virginia		20190
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 703-956-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2012, Robert A. Goethe resigned his position as President of NVR’s mortgage-banking operations effective July 31, 2012. Effective June 1, 2012, Robert W. Henley, currently NVR’s Vice President and Controller, has been named as the interim acting President of NVR Mortgage Finance, Inc. Eugene J. Bredow, currently NVR’s Vice President of Internal Audit and Corporate Governance, will permanently succeed Mr. Henley as NVR’s Vice President and Controller.

These changes are a part of the orderly senior leadership transition NVR put in place upon Dennis M. Seremet’s announcement of his intention to retire as NVR’s Chief Financial Officer. As reported in the Form 8-K filed on May 10, 2012 announcing Mr. Seremet’s intention to retire, the effective date of Mr. Seremet’s retirement has not been established and will depend on the naming of his successor and the completion of an orderly transition of Mr. Seremet’s duties.

Mr. Henley, age 45, joined NVR in 1994. Mr. Henley started his career at KPMG LLP after graduating from the University of Maryland in 1991. From 1995 until 2000, Mr. Henley served as NVR’s Manager of SEC Reporting. From 2000 until 2005, Mr. Henley served as assistant controller, and in July 2005 was promoted to Vice President and Controller.

Mr. Bredow, age 42, rejoined NVR in 2004. Mr. Bredow started his career at KPMG LLP after graduating from the University of Maryland in 1991. From 1994 until 1995, Mr. Bredow served as a Senior Internal Auditor at NVR. From 1995 until 2001, Mr. Bredow served in various accounting management roles at INTELSAT and Interstate Hotels & Resorts, Inc. From 2001 until 2004, Mr. Bredow served as Vice President, Controller at CRIIMI MAE, Inc. Mr. Bredow rejoined NVR in 2004 as Director of Internal Audit and Corporate Governance and was promoted to Vice President of Internal Audit and Corporate Governance in January 2008.

As President of NVR Mortgage Finance, Inc., Mr. Henley will earn a base salary of $300,000.

As Controller, Mr. Bredow will earn a base salary of $220,000. He will also participate in the 2012 Named Executive Officer Annual Incentive Compensation Plan as described in Exhibit 10.20 of NVR’s Form 10-K filed with the Securities and Exchange Commission on February 22, 2012 and incorporated herein by reference. His maximum potential payout under the 2012 Named Executive Officer Annual Incentive Compensation Plan is equal to 100% of his base salary. Mr. Bredow will also receive a grant of 8,000 non-qualified fixed-priced stock options from the NVR, Inc. 2010 Equity Incentive Plan, which was filed as exhibit 10.1 to NVR’s Form S-8 (No. 333-166512) filed on May 4, 2010 and incorporated herein by reference. The equity grant to Mr. Bredow will be issued pursuant to the Form of Non-Qualified Stock Option Agreement filed as exhibit 10.1 to NVR’s Form 8-K filed on May 6, 2010 and incorporated herein by reference.

Attached as exhibits to this Form 8-K are an amendment to Mr. Henley’s employment agreement reflecting his new base salary and title and an employment agreement between NVR and Mr. Bredow reflecting the terms of his employment.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Number	Description

10.1	Amendment No. 1 to the Employment Agreement between NVR, Inc. and Robert W. Henley dated January 2, 2011.

10.2	Employment Agreement between NVR, Inc. and Eugene J. Bredow dated May 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: May 31, 2012	By:	/s/ Dennis M. Seremet
	Name:	Dennis M. Seremet
	Title:	Senior Vice President, Chief Financial Officer And Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Amendment No. 1 to the Employment Agreement between NVR, Inc. and Robert W. Henley dated January 2, 2011.

10.2	Employment Agreement between NVR, Inc. and Eugene J. Bredow dated May 31, 2012.